EXHIBIT 23
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                        CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 33-87432, 33-99724, 333-30179, 333-76973,
333-92719, 333-110518, 333-102671, 333-85484) and on Form S-8 (Nos. 33-50244,
33-93178, 333-11913, 333-57319, 333-51116, 333-96701) of Matritech, Inc. of our
report dated March 22, 2004 relating to the financial statements, which appears in this Form 10-K.



Boston, Massachusetts
March 29, 2004